Income Taxes (Tables)	12 Months Ended
Jul. 31, 2012
Income Taxes
Schedule of significant components of deferred tax assets

	2012	2011
Net operating loss carryforwards	1,986,000	207,000
Credits	124,000	31,000
Start-up costs	72,000	74,000
Accumulated Depreciation	282,000	71,000
Other	129,000	11,000
Net deferred tax assets	2,593,000	394,000
Valuation allowance for deferred tax assets	(2,593,000)	(394,000)
Net deferred taxes	$—	$—

Schedule of reconciliation of incomes taxes using the statutory income tax rate, compared to the effective rate

	2012	2011
Federal tax benefit a the expected statutory rate	34.00%	34.00%
State income tax, net of federal tax benefit	(0.07)%	(3.08)%
Loss on extinguishment of debt	(11.48)%	—
Adjustment to fair value of derivative liabilities	63.20%	(18.64)%
Non-deductible expenses	(6.63)%	(0.45)%
Change in valuation allowance	(81.58)%	(9.93)%
Other	2.45%	(1.92)%
Income tax benefit — effective rate	(0.11)%	(0.02)%